                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1995 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.

Dated: March 7, 1996                               /s/ CRAIG R. ANDERSSON
                                            By

                                                     Craig R. Andersson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1995 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.

Dated: March 8, 1996                               /s/ NEIL A. ARMSTRONG
                                            By

                                                     Neil A. Armstrong

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1995 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.

Dated: March 8, 1996                                /s/ DANIEL I. BOOKER
                                            By

                                                      Daniel I. Booker

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1995 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.

Dated: March 12, 1996                              /s/ RONALD L. GALLATIN
                                            By

                                                     Ronald L. Gallatin

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1995 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.

Dated: March 8, 1996                               /s/ CHARLES C. GEDEON
                                            By

                                                     Charles C. Gedeon

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1995 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.

Dated: March 7, 1996                              /s/ ROBERT M. HERNANDEZ
                                            By

                                                    Robert M. Hernandez

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1995 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.

Dated: March 15, 1996                                /s/ LOUIS A. VALLI
                                            By

                                                       Louis A. Valli

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or L. Frederick Gieg, Jr., my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10-K for the year 1995 for RMI Titanium Company, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RMI Titanium Company to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal.

Dated: March 7, 1996                              /s/ WESLEY W. VON SCHACK
                                            By

                                                    Wesley W. von Schack